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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: August 10, 2004
                        (Date of earliest event reported)


                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)


                         (Commission File No. 000-32325)


          OKLAHOMA                                            73-1534474
(State or other jurisdiction                              (I.R.S. Employer
      of incorporation)                                  Identification No.)


             ONE BENHAM PLACE
      9400 NORTH BROADWAY, SUITE 600
          OKLAHOMA CITY, OKLAHOMA                                73114
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (405) 600-0711

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included with this report:

Exhibit No.    Description
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   99.1        Company Press Release dated August 10, 2004



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 10, 2004, the Company issued a press release announcing its earnings and operating results for the three and six months ended June 30, 2004. A copy of the release is included as an exhibit to this report.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                GMX RESOURCES INC.


Date: August 13, 2004         By: /s/ Ken L. Kenworthy, Sr.
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                                  Ken L. Kenworthy, Sr., Chief Financial Officer


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                                INDEX TO EXHIBITS

   99.1     Company Press Release dated August 10, 2004